Exhibit 25.1

                                      Securities Act of 1933 File No. _______
                                      (If application to determine eligibility
                                      of trustee for delayed offering
                                      pursuant to Section 305(b)(2))
_____________________________________________________________________________
_____________________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              __________________

                                   FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                PURSUANT TO SECTION 305(b)(2)_________________
                              __________________

                           THE CHASE MANHATTAN BANK
                            (National Association)
              (Exact name of trustee as specified in its charter)

                                  13-2633612
                    (I.R.S. Employer Identification Number)

                  1 Chase Manhattan Plaza, New York, New York
                   (Address of  principal executive offices)

                                     10081
                                  (Zip Code)
                               ________________

                       Illinois Central Railroad Company
             (Exact  name of obligor as specified in its charter)

                                   Delaware
        (State or other jurisdiction of incorporation  or organization)

                                  36-2728842
                     (I.R.S. Employer Identification No.)

                        455 North Cityfront Plaza Drive
                               Chicago, Illinois
                   (Address of principal  executive offices)

                                  60611-5504
                                  (Zip Code)
                      __________________________________
                     Senior & Subordinated Debt Securities
                      (Title of the indenture securities)
_____________________________________________________________________________
_____________________________________________________________________________


Item 1.  General Information.

            Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency, Washington, D.C.

                  Board of Governors of The Federal Reserve System, Washington, D. C.

      (b)   Whether it is authorized to exercise  corporate trust powers.

                  Yes.

  Item 2.  Affiliations with the Obligor.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

            The Trustee is not the obligor, nor is the Trustee directly or indirectly controlling, controlled by, or under common control with the obligor.

            (See Note on Page 2.)

Item 16.  List of Exhibits.

      List below all exhibits filed as a part of this statement of eligibility.

      *1. -- A copy of the articles of association of the trustee as now in effect . (See Exhibit T-1
             (Item 12), Registration No. 33-55626.)

      *2. -- Copies of the respective authorizations of The Chase Manhattan
             Bank (National Association)and The Chase Bank of New York (National Association) to commence business and a copy of approval of merger of said corporations, all of which documents are still in effect. (See Exhibit T-1 (Item 12), Registration No. 2-67437.)

      *3. -- Copies of authorizations of The Chase Manhattan Bank  (National
             Association) to exercise corporate trust powers, both of which documents are still in effect. (See Exhibit T-1 (Item 12), Registration No. 2-67437.)

      *4. -- A copy of the existing by-laws of the trustee.  (See Exhibit T-1
             (Item 16) (25.1), Registration No. 33-60809.)

      *5. -- A copy of each indenture referred to in Item 4, if the obligor is in default. (Not applicable.)

      *6. -- The  consents of United States institutional trustees required by
             Section 321(b) of the Act.
             (See Exhibit T-1, (Item 12), Registration No. 22-19019.)


       7. -- A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. (See Exhibit 25.1 (Item 16);
             Registration No. 33-03825)

___________________
      *The Exhibits thus designated are incorporated herein by reference. Following the description of such Exhibits is a reference to the copy of the Exhibit heretofore filed with the Securities and Exchange Commission, to which there have been no amendments or changes.

                              ___________________


                                     NOTE

          Inasmuch as this Form T-1 is filed prior to the ascertainment by the trustee of all facts on which to base a responsive answer to Item 2 the answer to said Item is based on incomplete information.

          Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, The Chase Manhattan Bank (National Association), a corporation organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and the State of New York, on the 27th day of June , 1996.



                                    THE CHASE MANHATTAN BANK
                                    (NATIONAL ASSOCIATION)



                                     By:  /s/ Ronald J. Halleran
                                              _____________________
                                              Ronald J. Halleran
                                              Second Vice President